UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04521

T. Rowe Price State Tax-Free Income Trust

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 29

Date of reporting period: February 29, 2016

Item 1. Report to Shareholders

New Jersey Tax-Free Bond Fund	February 29, 2016

The views and opinions in this report were current as of February 29, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Tax-free municipal bonds strongly outperformed taxable bonds in the 12-month period ended February 29, 2016, with the Barclays Municipal Bond Index returning 3.95% versus 1.50% for the Barclays U.S. Aggregate Bond Index. In fact, munis were one of the best-performing asset classes over the last year, as global equities and other higher-risk assets fell sharply in response to China’s economic deceleration and tumbling commodity prices. Shorter-term municipal bond yields rose in anticipation of a Federal Reserve rate hike, but intermediate- and long-term yields declined. New Jersey bonds underperformed the broad national index for the one-year period but rallied over the past six months as investors sought out higher-yielding credits. The New Jersey Tax-Free Bond Fund continues to maintain a conservative position on the State of New Jersey due to our concerns about the state’s fiscal health. While this underweight detracted from performance in the most recent six months, it proved quite beneficial for the longer one-year period.

ECONOMY AND INTEREST RATES

The U.S. economy expanded at a relatively soft annualized rate of 1.0% in the fourth quarter of 2015, according to the most recent estimates, but the underlying trend of moderate U.S. economic growth seems to remain in place. Jobs growth was solid throughout 2015, averaging more than 200,000 per month, and the national unemployment rate fell to 4.9% in February, its lowest level in eight years. Falling domestic oil production and the strong U.S. dollar have weighed on the manufacturing sector, but weakness in the natural resources and manufacturing segments has not spilled over to the broader economy.

Although broad measures of inflation have been very low due to declining oil and other commodity prices—which is a plus for consumers and many businesses—Fed officials decided to raise short-term interest rates on December 16 because of labor market improvement and their confidence that inflation will return to 2% over the medium term. The new fed funds target rate range is 0.25% to 0.50%; the range had been 0.00% to 0.25% since December 2008. While core inflation (which excludes food and energy costs) is beginning to turn higher, we believe subsequent interest rate increases will be very gradual, as the Fed will likely watch the effects of each rate increase for several months before deciding to act again.

Short-term Treasury and municipal yields increased over the last year, which is not unusual in advance of Fed tightening. Intermediate-term Treasury and muni yields declined, resulting in flatter yield curves in both markets. The 30-year Treasury bond yield was virtually unchanged over the last year, whereas high-quality 30-year muni bond yields declined, resulting in price appreciation that contributed to muni outperformance. With 30-year muni yields above 30-year Treasury yields at the end of our reporting period, long-term municipal bonds remain an attractive option for longer-term, income-oriented investors.

As an illustration of their relative attractiveness, on February 29, 2016, the 2.80% yield offered by a 30-year tax-free general obligation (GO) bond rated AAA was about 107% of the 2.61% pretax yield offered by a 30-year Treasury bond. Including the 3.8% net investment income tax that took effect in 2013 as part of the Affordable Care Act, the top marginal federal tax rate currently stands at 43.4%. An investor in this tax bracket would need to invest in a taxable bond yielding about 4.95% to receive the same after-tax income as that generated by the municipal bond. (To calculate a municipal bond’s taxable-equivalent yield, divide the yield by the quantity of 1.00 minus your federal tax bracket expressed as a decimal—in this case, 1.00 – 0.434, or 0.566.)

When Less Is Really More

Despite low nominal yields, municipal bonds remain attractive for investors facing high income taxes. The interest income from a tax-free municipal bond is exempt from federal income taxes.* In addition, most states and cities do not tax income earned on their own bonds for their residents. A municipal bond could, therefore, be triple-tax-free—exempt from federal, state, and local taxes. Tax-free municipal bond income is also exempt from a net investment income tax that took effect in 2013, in which a 3.8% tax is imposed on the lesser of your total net investment income or your modified adjusted gross income in excess of $250,000 (for married couples filing jointly) or $200,000 for single individuals.

Even though munis typically pay less than taxable issues, investors in the highest tax brackets are likely to realize higher after-tax, bottom-line results from tax-exempt securities. As you can see in the table below, an investor in the 33% federal tax bracket would need to purchase a taxable security yielding 7.5% to match the after-tax return of a municipal security yielding 5.0%.

Factoring in state and local income tax rates—which, of course, will vary widely—makes calculating the taxable-equivalent yield more complicated. However, the taxable-equivalent yields listed in the table would be even higher. This underscores the advantage of tax-free income provided by municipal securities.

Tax-Exempt Yields and Taxable-Equivalent Yields

Tax-Exempt Yields	Taxable-Equivalent Yields Your Federal Marginal Tax Bracket					
	25.0%	28.0%	33.0%	36.8%**	38.8%**	43.4%**
1.0%	1.3%	1.4%	1.5%	1.6%	1.6%	1.8%
1.5	2.0	2.1	2.2	2.4	2.5	2.7
2.0	2.7	2.8	3.0	3.2	3.3	3.5
2.5	3.3	3.5	3.7	4.0	4.1	4.4
3.0	4.0	4.2	4.5	4.8	4.9	5.3
3.5	4.7	4.9	5.2	5.5	5.7	6.2
4.0	5.3	5.6	6.0	6.3	6.5	7.1
4.5	6.0	6.3	6.7	7.1	7.4	8.0
5.0	6.7	6.9	7.5	7.9	8.2	8.8

* Some municipal bond income may be subject to the federal alternative minimum tax (AMT).

** These federal marginal tax brackets include an additional 3.8% net investment income tax.

Note: When comparing yields in this manner, make sure to compare securities or mutual funds of similar credit quality and maturity or the comparison will not be valid. This chart is for illustrative purposes only and does not represent the performance of any specific security.

MUNICIPAL MARKET NEWS

Total municipal bond issuance in 2015 was about $398 billion, according to The Bond Buyer, while issuance in the first two months of 2016 was roughly $55 billion. Limited supply and strong demand during the second half of the reporting period created a strong technical environment and bolstered the muni market, even in the face of the Federal Reserve’s December rate hike. While refunding debt rose significantly in the first half of our fiscal year as muni issuers took advantage of low borrowing costs to refinance older, higher-cost debt, year-over-year issuance declined throughout the second half of our reporting period. As for demand, a slow but steady pace of muni market outflows in the first half of our fiscal year reversed and turned into a strong pace of inflows in the second half. Overall, flows into municipal bond funds for the last 12 months were positive.

Generally, fundamentals for municipal issuers remain solid. The overwhelming number of issuers in the $3.7 trillion municipal bond market are acting responsibly—raising revenues, reducing expenses, balancing budgets, and taking steps to address long-term liability issues. Most state and local governments have been very cautious about adding to indebtedness since the financial crisis, and a strengthening economy has helped tax revenues rebound. Over 60% of the market, as measured by the Barclays Municipal Bond Index, is AAA or AA rated.

Although the market is overwhelmingly high quality, many states and municipalities are grappling with underfunded pensions and other post-employment benefit (OPEB) obligations. New reporting rules from the Governmental Accounting Standards Board are bringing greater transparency to state and local governments’ pension funding gaps, long-term risks that investors often overlooked in the past. We believe the market will price in higher pension risks over time as the magnitude of unfunded liabilities becomes more conspicuous.

The Commonwealth of Puerto Rico, which experienced its first official default when it failed to make the full payment due on its Public Finance Corporation bonds at the beginning of August, remained in the headlines in the last six months. Puerto Rico defaulted on approximately $37 million of the roughly $1 billion in debt payments due on January 1, 2016. The default had little impact on the broader muni market, as Governor Alejandro Garcia Padilla had warned that another default was coming in the absence of help from Washington. Near the end of our reporting period, the governor signed the Revitalization Act, which will allow the Puerto Rico Electric Power Authority (PREPA) to restructure nearly $9 billion of its debt. T. Rowe Price’s municipal team has long maintained that Puerto Rico’s debt burden is unsustainable and would eventually need to be restructured. The New Jersey Tax-Free Bond Fund has had no direct exposure to the commonwealth’s bonds for some time.

What Rising Rates Mean for Bonds

After benefiting from a prolonged period of falling interest rates, many bond investors are concerned that a new era of rising rates is at hand. Whether this is so is far from certain—rates have defied the expectations of many by remaining low even as the economy has improved, and they may stay below long-term averages for some time to come. Nevertheless, investors should be aware of the risks of investing in bonds, including the risk that interest rates will increase and weigh on bond prices.

Importantly, investors also need to understand that not all bonds or bond funds respond uniformly in such an environment. In particular, the duration of a bond or bond fund, which is tied in part to its maturity, provides important information about how the asset will perform when rates change. Also, some bond sectors and bonds of varying quality are better insulated from rate changes and may even perform well as rates rise.

A bond fund's weighted average effective duration (shown in the Portfolio Characteristics exhibit) is the most precise indicator of how the fund will respond to rising rates. If a bond fund has a duration of 5.3 years, for example, the fund's net asset value (NAV) would be expected to fall about 5.3% in value for every one-percentage-point rise in rates. Even this is only part of the picture, however—rising rates will also generally mean higher dividends per share as the fund invests in new, higher-yielding bonds. As a result, the fund's total return (change in NAV plus dividend income) is unlikely to fall as steeply as the duration indicates.

Generally, bond funds with a shorter weighted average maturity—in other words, those with holdings that come due sooner—have lower durations and should fare better than funds with longer average maturities when rates rise. This is because investors in the bonds will not be locked into lower yields, or coupon payments, for long. When shareholders are returned their principal, they can reinvest at a higher yield. Indeed, for investors in a bond fund with a low duration and weighted average maturity, higher rates can mean an increase in income potential.

Some fixed income sectors offer an added degree of protection from rising rates. Floating rate funds invest in bank loans where the interest rate on the loan is periodically reset, meaning that investors face very little interest rate risk. However, the bank loans usually have a credit profile that is below investment quality, which means these investments may have greater exposure to default risk than investment-grade bonds. Mortgage-backed securities typically fare better than other bonds of similar maturity when rates rise modestly, as fewer homeowners will refinance and pay off their loans early.

In addition, lower-quality bonds with a price that is highly sensitive to the issuer's credit rating (shown in the Quality Diversification exhibit) may perform better as rates increase. Rising rates often accompany a strengthening economy, which can lead to credit upgrades for lower-rated issuers. Also, the higher yields offered by lower-quality bonds provide an additional cushion to total return if bond prices fall as interest rates increase. However, lower-quality bonds are generally exposed to greater credit risk than other bonds because the securities carry a higher risk of default.

In terms of sector performance, revenue bonds outperformed state and local general obligations over the last year. We continue to favor bonds backed by a dedicated revenue stream over GOs, as we consider revenue bonds to be largely insulated from the pension funding concerns facing state and local governments. Across our municipal platform, we have an overweight to the higher-yielding health care and transportation revenue-backed sectors. Among revenue bonds, transportation and water/sewer were two of the best-performing segments. Resource recovery, leasing, and housing bonds lagged the broader market but still posted positive results. High yield tobacco bonds performed extremely well, outpacing the broad muni market by a wide margin. Longer-maturity municipals outperformed shorter-maturity issues, and lower-quality investment-grade munis generally outperformed higher-quality bonds.

NEW JERSEY MARKET NEWS

New Jersey’s GO debt is rated A2 by Moody’s Investors Service, A by Standard & Poor’s, and A by Fitch. Standard & Poor’s and Fitch have a stable outlook on the state, while Moody’s has a negative outlook. Moody’s downgraded New Jersey’s rating in 2015 due to fiscal pressures stemming from growing fixed costs and elevated long-term liabilities.

New Jersey benefits from a diverse economy and a wealthy population. The state’s 2014 per capita personal income was 127% of the national average, ranking it third highest among the states, while its 4.8% jobless rate as of December 2015 fell below the national unemployment rate. The pace of New Jersey’s economic rebound improved in 2015, moving closer to national norms.

However, long-term liabilities continue to weigh on the state’s fiscal stability and are a significant concern. According to Moody’s, New Jersey is the third most heavily indebted state with $37 billion of net tax-supported debt, and it ranks fourth highest among all states for debt per capita and debt as a percentage of personal income. Most of New Jersey’s debt is appropriation-backed, meaning that debt service can only be paid if the state legislature annually appropriates funds to do so. New Jersey also faces significant future pension and OPEB liabilities. The state passed pension reforms in 2011 but continues to fall short of contribution levels recommended by actuaries, and pension litigation is ongoing.

Under new reporting standards required by GASB Statement No. 67, a federal rule governing financial reporting by state and local pension plans, the state’s net pension liability (excluding the portion attributed to local governments participating in New Jersey’s plans) increased to $80.5 billion and the funded ratio fell to a very low 42.5% on an aggregate basis. New Jersey’s OPEB liability is elevated at $65 billion and largely reflects post-employment health benefits for retired state employees and teachers. This liability is completely unfunded.

New Jersey’s fiscal position has stabilized to some degree with improved revenue performance, but it remains under pressure. Audited results for the fiscal year ended June 30, 2014, reflect an unassigned fund balance of $295 million, or a very narrow 0.8% of its general fund expenditures and liquidity of $1.0 billion. Revenue growth improved in fiscal year 2015, and unaudited estimates reflect a higher ending cash balance than initially forecast; however, reserves remain limited. Finally, New Jersey continues to experience significant challenges making statutory pension contributions. The state contributed an amount that was equivalent to just 30% of actuarial recommendations in fiscal year 2015. Over time, increasing annual pension contributions could improve the funding position of the state’s pension plans; however, this will also add pressure to an already stressed budget.

PORTFOLIO REVIEW

The New Jersey Tax-Free Bond Fund returned 3.54% for the 12 months ended February 29, 2016, exceeding the 2.77% return of its Lipper peer group average. Nearly all of the fund’s gains for its fiscal year occurred over the past six months. Our relative performance benefited from our yield curve positioning, an emphasis on revenue bonds and a limited position in the state’s general obligation and appropriation debt, and security selection.

The fund’s performance versus its peers is solid, placing it in the top quartile in the trailing 1-, 3-, and 10-year periods. Based on cumulative total return, Lipper ranked the New Jersey Tax-Free Bond Fund 12 of 48, 5 of 44, 15 of 44, and 7 of 31 New Jersey municipal debt funds for the 1-, 3-, 5-, and 10-year periods ended February 29, 2016, respectively. (Results will vary for other time periods. Past performance cannot guarantee future results.)

In terms of yield curve positioning, we maintained an overweight to bonds with maturities of 15 years and longer relative to the Barclays Municipal Bond Index, thus aiding the portfolio’s performance as the yield curve flattened during the period. This positioning provides added yield offered by longer-dated bonds. We believe that it will serve us well going forward due to our expectations of higher short-term rates as the Fed slowly tightens monetary policy.

The fund’s duration was 4.4 years at period-end, modestly shorter than six months ago and moderately shorter than that of the Barclays index and its peer group. The fund’s cash holdings were higher than we would like at the end of the period due to our preference for keeping an underweight in New Jersey state appropriation debt. We plan on decreasing our cash level in the near future as investment opportunities arise, which will improve the portfolio’s yield and could allow for duration to move higher.

Our overweight to revenue bonds and an underweight to New Jersey’s GO debt were also beneficial over the reporting period. Given the state’s ongoing fiscal problems, we were vigilant about keeping our direct exposure to the State of New Jersey at historic lows. This positioning—which is well below that of our peer group—reflects our longstanding concerns about the state’s underfunded pension system and persistent budgetary pressures despite improved revenues. While this underweight was a drag on performance in the second half of the year, it proved beneficial for the full one-year period as state-backed securities significantly cheapened and underperformed alternative New Jersey tax-exempt credits.

Weightings in the revenue sector remained broadly unchanged over the past year. Health care, which typically offers higher-than-average yields in the muni market, remained the largest allocation at roughly 25% of the fund. New credits added to the fund include New Jersey Healthcare for University Hospital as well as New Jersey Healthcare for Princeton Healthcare. Exposure to the education sector increased by approximately three percentage points over the last year, while our allocation to the leasing sector declined by over two percentage points as we sold state appropriation-backed debt. (Please refer to the fund’s portfolio of investments for a complete list of our holdings and the amount each represents in the portfolio.)

Our security selection also aided the portfolio as we saw positive results from our holdings in the health care and transportation sectors. Top-performing credits included the Port Authority of New York and New Jersey and Barnabas Health Obligated Group. Our ability to avoid Puerto Rico’s debt also contributed positively to our relative performance as the commonwealth’s securities underperformed dramatically over the past year.

Our quality diversification was little changed, with our largest position continuing to be in A rated credits. This allocation reflects our belief that A rated investments offer greater value than higher-quality alternatives. The fund remains overweight in A and BBB rated bonds versus the Barclays index, which served the portfolio well as lower-quality holdings outperformed over the reporting period.

OUTLOOK

We believe that the municipal bond market remains a high-quality market that offers good opportunities for long-term investors seeking tax-free income. While fundamentals are sound overall and technical support should persist, investors should expect modest returns in 2016, perhaps just earning the coupon income offset somewhat by modest declines in principal values. If the economic recovery prompts the Fed to continue raising short-term interest rates, muni bond yields are likely to rise along with Treasury yields—although not to the same extent. While higher yields typically pressure bond prices, we expect Fed rate increases to be gradual and modest. Moreover, munis should be less susceptible to rising rates than Treasuries given their attractive tax-equivalent yields and the steady demand for tax-exempt income.

While we believe that many states deserve high credit ratings and will be able to continue servicing their debts, we have longer-term concerns about significant funding shortfalls for pensions and OPEB obligations in some jurisdictions. These funding gaps stem from investment losses during the financial crisis, insufficient plan contributions over time, and unrealistic return projections. Although few large plans are at risk of insolvency in the near term, the magnitude of unfunded liabilities is becoming more conspicuous in a few states.

Ultimately, we believe T. Rowe Price’s independent credit research is our greatest strength and will remain an asset for our investors as we navigate the current market environment. As always, we focus on finding attractively valued bonds issued by municipalities with good long-term fundamentals—an investment strategy that we believe will continue to serve our investors well.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Konstantine B. Mallas
Chairman of the Investment Advisory Committee

March 16, 2016

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. The fund is less diversified than one investing nationally. Some income may be subject to state and local taxes and the federal alternative minimum tax.

GLOSSARY

Barclays Municipal Bond Index: A broadly diversified index of tax-exempt bonds.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

General obligation (GO) debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Other post-employment benefits (OPEB): Benefits paid to an employee after retirement, such as premiums for life and health insurance.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

Revenue (or revenue-backed) bond: A bond issued to fund specific projects, such as airports, bridges, hospitals, or toll roads, where a portion of the revenue generated is used to service the interest payments on the bonds.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. A security with a longer maturity usually has a higher yield. If a short-term security offers a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

	Par	$ Value
MUNICIPAL SECURITIES 98.7%		
NEW JERSEY 84.2%		
Bergen County Improvement Auth., Saddlebrook 5.00%, 9/1/29 (Prerefunded 9/1/16) (3)	1,490	1,526
Burlington County Bridge Commission, GO, 5.00%, 8/15/18 (1)	1,000	1,063
Burlington County Bridge Commission, GO, 5.00%, 10/1/23	1,200	1,481
Burlington County Bridge Commission, GO, 5.00%, 10/1/24	1,000	1,219
Burlington County Bridge Commission, GO, 5.00%, 10/1/25	585	706
Burlington County Bridge Commission, Series A, GO 5.00%, 12/1/24	700	844
Burlington County Bridge Commission, Series A, GO 5.00%, 12/1/29	300	350
Burlington County Bridge Commission, The Evergreens 5.625%, 1/1/38	2,300	2,402
Cape May, PCR, Atlantic City Electric, 6.80%, 3/1/21 (1)	1,520	1,850
Essex County Improvement Auth., GO, 5.50%, 10/1/27 (1)	2,205	2,903
Essex County Utilities Auth., Solid Waste, GO 5.00%, 4/1/20 (2)	1,000	1,118
Garden State Preservation Trust, Farmland, Series A 5.00%, 11/1/17	3,400	3,605
Garden State Preservation Trust, Farmland, Series A 5.75%, 11/1/28 (6)	1,000	1,248
Garden State Preservation Trust, Space & Farmland Series C, 5.25%, 11/1/21 (6)	1,400	1,668
Highland Park Board of Ed., School Dist., GO 5.00%, 2/15/25 (6)	1,725	1,787
Hudson County Improvement Auth., Building Project 5.00%, 4/1/27 (Prerefunded 4/1/17) (3)(6)	2,000	2,097
Hudson County Improvement Auth., Solid Waste, Series A GO, 5.75%, 1/1/35	2,000	2,291
Hudson County Improvement Auth., Special Acquisition 830 Bergen Ave., GO, 5.00%, 11/15/31	1,260	1,451
Mercer County, GO, 5.00%, 5/1/28	4,250	4,939
Middlesex County, Civic Square IV, COP, 5.00%, 10/15/31	3,665	4,561

Monmouth County Improvement Auth., Atlantic Highlands GO, 4.75%, 2/1/30	570	638
Monmouth County Improvement Auth., Brookdale Community College, 6.00%, 8/1/38 (Prerefunded 8/1/18) (3)	2,500	2,817
Monmouth County Improvement Auth., GO, 4.00%, 12/1/31	500	557
Monmouth County Improvement Auth., GO, 4.00%, 12/1/32	500	554
Monmouth County Improvement Auth., GO, 5.00%, 12/1/29	400	494
Monmouth County Improvement Auth., GO, 5.00%, 12/1/30	280	344
Monmouth County Improvement Auth., GO, 5.00%, 1/15/31	1,000	1,150
Monroe Township Board of Ed., Gloucester County, GO 5.00%, 3/1/24	800	995
Monroe Township Board of Ed., Gloucester County, GO 5.00%, 3/1/26	1,650	2,010
Monroe Township Board of Ed., Gloucester County, GO 5.00%, 3/1/27	1,785	2,155
New Brunswick Parking Auth., GO, 5.00%, 9/1/26	320	386
New Brunswick Parking Auth., GO, 5.00%, 9/1/27	375	449
New Brunswick Parking Auth., GO, 5.00%, 9/1/28	605	720
New Jersey Economic Dev. Auth., Cigarette Tax 5.00%, 6/15/20	3,000	3,307
New Jersey Economic Dev. Auth., Crane's Mill, Series A 6.00%, 7/1/38	1,000	1,041
New Jersey Economic Dev. Auth., Goethals Bridge 5.00%, 1/1/31 (4)(6)	1,500	1,680
New Jersey Economic Dev. Auth., Goethals Bridge 5.125%, 1/1/34 (4)	1,500	1,674
New Jersey Economic Dev. Auth., Goethals Bridge 5.375%, 1/1/43 (4)	2,000	2,223
New Jersey Economic Dev. Auth., Kapkowski Road Landfill 5.75%, 10/1/21	250	271
New Jersey Economic Dev. Auth., Lions Gate, 4.00%, 1/1/20	200	204
New Jersey Economic Dev. Auth., Lions Gate, 4.875%, 1/1/29	875	904
New Jersey Economic Dev. Auth., Lions Gate, 5.25%, 1/1/44	2,230	2,306

New Jersey Economic Dev. Auth., Middlesex Water, Series A IDRB, 5.00%, 10/1/23	1,210	1,462
New Jersey Economic Dev. Auth., Middlesex Water, Series C IDRB, 4.25%, 10/1/47 (4)	1,500	1,539
New Jersey Economic Dev. Auth., Motor Vehicle Surcharge Series A, 5.00%, 7/1/27 (5)	3,000	3,012
New Jersey Economic Dev. Auth., Motor Vehicle Surcharge Series A, 5.00%, 7/1/34 (1)	1,000	1,010
New Jersey Economic Dev. Auth., Motor Vehicle Surcharge Series A, 5.25%, 7/1/26 (1)	1,000	1,177
New Jersey Economic Dev. Auth., Motor Vehicle Surcharge Series A, 5.25%, 7/1/31 (1)	2,000	2,024
New Jersey Economic Dev. Auth., Provident Group-Montclair Series A, 5.875%, 6/1/42	1,250	1,390
New Jersey Economic Dev. Auth., Provident Group-Rowan Univ. Student Housing, Series A, 5.00%, 1/1/48	2,505	2,674
New Jersey Economic Dev. Auth., Saint Barnabas Health Care Zero Coupon, 7/1/16 (1)	3,500	3,489
New Jersey Economic Dev. Auth., School Fac. Construction Series W, 5.00%, 3/1/19 (Prerefunded 3/1/18) (3)	1,980	2,151
New Jersey Economic Dev. Auth., School Fac. Construction Series W, Unrefunded balance, 5.00%, 3/1/19 (Prerefunded 3/1/18) (3)	20	22
New Jersey Economic Dev. Auth., School Fac. Construction Series GG 5.25%, 9/1/26	1,170	1,273
New Jersey Economic Dev. Auth., Seabrook Village 5.25%, 11/15/26 (Prerefunded 11/15/16) (3)	140	145
New Jersey Economic Dev. Auth., Seabrook Village 5.25%, 11/15/36 (Prerefunded 11/15/16) (3)	2,105	2,176
New Jersey Economic Dev. Auth., The Seeing Eye 5.00%, 6/1/32	2,750	3,142
New Jersey Economic Dev. Auth., UMM Energy Partners Series A, 5.00%, 6/15/37 (4)	1,645	1,699
New Jersey Economic Dev. Auth., UMM Energy Partners Series A, 5.125%, 6/15/43 (4)	1,500	1,554

New Jersey Economic Dev. Auth., United Methodist Homes Series A, 5.00%, 7/1/29	1,500	1,665
New Jersey Economic Dev. Auth., United Methodist Homes 5.00%, 7/1/34	2,000	2,164
New Jersey Economic Dev. Auth., United/Continental Airlines IDRB, 5.125%, 9/15/23 (4)	1,000	1,106
New Jersey Economic Dev. Auth., United/Continental Airlines IDRB, 5.25%, 9/15/29 (4)	1,000	1,095
New Jersey Economic Dev. Auth., United/Continental Airlines IDRB, Series B, 5.625%, 11/15/30 (4)	1,000	1,130
New Jersey EFA, College of New Jersey, Series A 5.00%, 7/1/17	1,300	1,373
New Jersey EFA, College of New Jersey, Series G 5.00%, 7/1/30	3,180	3,716
New Jersey EFA, Institute of Technology, Series H 5.00%, 7/1/31	2,630	2,966
New Jersey EFA, Kean Univ., Series A, 5.50%, 9/1/36	5,025	5,661
New Jersey EFA, Kean Univ., Series H, 5.00%, 7/1/28 (6)	2,000	2,367
New Jersey EFA, Montclair State Univ., Series A, 5.00%, 7/1/32	2,510	2,882
New Jersey EFA, Montclair State Univ., Series A, 5.00%, 7/1/39	3,275	3,688
New Jersey EFA, Montclair State Univ., Series D, 5.00%, 7/1/34	2,090	2,423
New Jersey EFA, Montclair State Univ., Series D, 5.00%, 7/1/36	1,000	1,151
New Jersey EFA, Princeton Univ., Series A, 4.00%, 7/1/28	2,000	2,279
New Jersey EFA, Princeton Univ., Series E, 5.00%, 7/1/33	2,000	2,111
New Jersey EFA, Richard Stockton College, Series A 5.375%, 7/1/38	1,000	1,083
New Jersey EFA, Rowan Univ., Series B, 5.00%, 7/1/17 (7)	2,540	2,682
New Jersey EFA, Seton Hall Univ., Series D, 5.00%, 7/1/33	500	565
New Jersey EFA, Seton Hall Univ., Series D, 5.00%, 7/1/38	500	558
New Jersey EFA, Stevens Institute of Technology, Series A 5.00%, 7/1/18	765	802
New Jersey EFA, Stevens Institute of Technology, Series A 5.25%, 7/1/22	2,000	2,089

New Jersey EFA, Univ. of Medicine & Dentistry, Series B 7.50%, 12/1/32 (Prerefunded 6/1/19) (3)	2,150	2,598
New Jersey EFA, William Patterson Univ., Series C 2.00%, 7/1/16	1,000	1,005
New Jersey EFA, William Patterson Univ., Series C 3.00%, 7/1/17	2,500	2,574
New Jersey HFFA, AHS Hosp., 6.00%, 7/1/37	1,000	1,202
New Jersey HFFA, AHS Hosp., Series A, 5.00%, 7/1/27	2,500	2,716
New Jersey HFFA, AtlantiCare Regional Medical Center 5.00%, 7/1/27 (Prerefunded 7/1/17) (3)	1,570	1,663
New Jersey HFFA, Barnabas Health, Series A, 4.00%, 7/1/26	1,000	1,079
New Jersey HFFA, Barnabas Health, Series A, 5.00%, 7/1/25	2,500	2,911
New Jersey HFFA, Barnabas Health, Series A, 5.00%, 7/1/44	1,000	1,119
New Jersey HFFA, Barnabas Health, Series A, 5.625%, 7/1/32	3,000	3,523
New Jersey HFFA, Barnabas Health, Series B Zero Coupon, 7/1/31	230	108
New Jersey HFFA, Catholic Health East, Trinity Health 4.75%, 11/15/29	4,110	4,641
New Jersey HFFA, Hackensack Univ. Medical Center 5.00%, 1/1/34	2,700	2,942
New Jersey HFFA, Hackensack Univ. Medical Center 5.125%, 1/1/21	1,400	1,490
New Jersey HFFA, Hackensack Univ. Medical Center, Series B 5.00%, 1/1/17	2,250	2,327
New Jersey HFFA, Holy Name Medical Center, 5.00%, 7/1/25	3,315	3,578
New Jersey HFFA, Hunterdon Medical Center, 5.00%, 7/1/45	2,600	2,916
New Jersey HFFA, Hunterdon Medical Center, Series A 5.125%, 7/1/35 (Prerefunded 7/1/16) (3)	2,250	2,287
New Jersey HFFA, Kennedy Health, 5.00%, 7/1/31	2,000	2,233
New Jersey HFFA, Kennedy Health, 5.00%, 7/1/37	1,025	1,124
New Jersey HFFA, Kennedy Health, 5.00%, 7/1/42	2,500	2,732
New Jersey HFFA, Meridian Health, 5.00%, 7/1/25	1,000	1,180
New Jersey HFFA, Meridian Health, 5.00%, 7/1/26	2,105	2,466

New Jersey HFFA, Meridian Health, 5.00%, 7/1/27	2,000	2,329
New Jersey HFFA, Meridian Health, 5.00%, 7/1/32	3,000	3,420
New Jersey HFFA, Princeton Health, Series A 5.00%, 7/1/39	2,000	2,279
New Jersey HFFA, Robert Wood Johnson Univ. Hosp. 5.00%, 7/1/31	4,750	5,267
New Jersey HFFA, Robert Wood Johnson Univ. Hosp. 5.00%, 7/1/39	1,500	1,692
New Jersey HFFA, Robert Wood Johnson Univ. Hosp. 5.00%, 7/1/43	3,650	4,103
New Jersey HFFA, Robert Wood Johnson Univ. Hosp. at Hamilton Series B, 5.00%, 7/1/25 (2)	2,485	2,490
New Jersey HFFA, Saint Luke's Health Network Warren Hosp., 5.00%, 8/15/34	2,290	2,575
New Jersey HFFA, South Jersey Hosp., 5.00%, 7/1/36	1,000	1,010
New Jersey HFFA, Univ. Hosp., Series A, 5.00%, 7/1/46 (6)	2,300	2,581
New Jersey HFFA, Virtua Health, 5.00%, 7/1/29	1,000	1,169
New Jersey HFFA, Virtua Health, 5.75%, 7/1/33	2,755	3,111
New Jersey HFFA, Virtua Health, Series B, VRDN, 0.01%, 7/1/43	1,000	1,000
New Jersey Higher Ed. Student Assistance Auth., Series 1B 4.75%, 12/1/43 (4)	1,000	1,026
New Jersey Higher Ed. Student Assistance Auth., Student Loan Series 1, 5.00%, 12/1/21 (4)	1,555	1,771
New Jersey Higher Ed. Student Assistance Auth., Student Loan Series A, 5.625%, 6/1/30	2,000	2,213
New Jersey Higher Ed. Student Assistance Auth., Student Loan Series A, 6.125%, 6/1/30 (2)(4)	1,490	1,604
New Jersey Housing & Mortgage Fin. Agency, Single Family Series AA, 6.375%, 10/1/28	575	596
New Jersey Housing & Mortgage Fin. Agency, Single Family Series CC, 5.00%, 10/1/37	965	1,002
New Jersey Institute of Technology, Series A, 5.00%, 7/1/40	3,500	3,981
New Jersey Institute of Technology, Series A, 5.00%, 7/1/42	5,000	5,567

New Jersey Transportation Trust Fund Auth., Series A 5.00%, 12/15/27 (8)	2,960	3,095
New Jersey Transportation Trust Fund Auth., Series A 5.50%, 6/15/41	4,015	4,332
New Jersey Transportation Trust Fund Auth., Series A 6.00%, 12/15/38	1,955	2,147
New Jersey Transportation Trust Fund Auth., Series A 6.00%, 12/15/38 (Prerefunded 12/15/18) (2)(3)	45	52
New Jersey Transportation Trust Fund Auth., Series AA 5.00%, 6/15/45	2,200	2,313
New Jersey Transportation Trust Fund Auth., Series B 5.50%, 6/15/31	7,000	7,657
New Jersey Turnpike Auth., Series A, 5.00%, 1/1/31	2,000	2,317
New Jersey Turnpike Auth., Series A, 5.00%, 1/1/43	6,000	6,754
New Jersey Turnpike Auth., Series E, 5.25%, 1/1/40	4,000	4,398
New Jersey Turnpike Auth., Series H, 5.00%, 1/1/36	2,015	2,210
New Jersey Turnpike Auth., Series I, 5.00%, 1/1/35	2,650	2,943
Newark Housing Auth., South Ward Police, GO 6.75%, 12/1/38 (2)	1,000	1,174
North Hudson Sewerage Auth., Series A, 5.00%, 6/1/42	4,000	4,419
North Hudson Sewerage Auth., Series A Zero Coupon, 8/1/20 (1)(9)	2,350	2,233
Ocean County, Series A, GO, 4.00%, 8/1/17	1,250	1,312
Passaic County Improvement Auth., 200 Hosp. Plaza, GO 5.00%, 5/1/42	2,175	2,440
Rutgers Univ., Series F, 5.00%, 5/1/31 (Prerefunded 5/1/19) (3)	1,000	1,113
Rutgers Univ., Series J, 5.00%, 5/1/32	1,000	1,170
Rutgers Univ., Series L, 5.00%, 5/1/38	2,500	2,869
Rutgers Univ., Series L, 5.00%, 5/1/43	2,000	2,292
Salem County Pollution Control Fin. Auth., Atlantic City Electric PCR, Series A, 4.875%, 6/1/29	2,500	2,776
South Brunswick Township Boards of Ed., GO, 5.00%, 8/1/27	750	896

Tobacco Settlement Fin. Corp., Tobacco Industry, Series 1A 4.50%, 6/1/23	2,610	2,647
Tobacco Settlement Fin. Corp., Tobacco Industry, Series 1A 4.625%, 6/1/26	750	749
Tobacco Settlement Fin. Corp., Tobacco Industry, Series 1A 5.00%, 6/1/18	1,000	1,050
Verona Township Board of Ed., GO, 5.00%, 3/1/28	500	605
Verona Township Board of Ed., GO, 5.00%, 3/1/29	400	482
Verona Township Board of Ed., GO, 5.00%, 3/1/31	435	518
Wanaque Valley Regional Sewerage Auth., Series B, GO 5.75%, 9/1/18 (8)	1,010	1,053
		310,699

NEW YORK 5.1%

New York City Municipal Water Fin. Auth., Series B3, VRDN 0.01%, 6/15/45	1,500	1,500
New York State Housing Fin. Agency, 160 Madison Ave. Series A, VRDN, 0.01%, 11/1/46	1,000	1,000
Port Auth. of New York & New Jersey, Series 93 6.125%, 6/1/94	1,000	1,247
Port Auth. of New York & New Jersey, Series 146 5.00%, 12/1/20 (4)(6)	1,535	1,589
Port Auth. of New York & New Jersey, Series 149 5.00%, 11/15/27 (8)	440	473
Port Auth. of New York & New Jersey, Series 172 5.00%, 10/1/30 (4)	1,000	1,145
Port Auth. of New York & New Jersey, Series 172 5.00%, 10/1/34 (4)	2,000	2,249
Port Auth. of New York & New Jersey, Series 177 5.00%, 7/15/25 (4)	2,000	2,358
Port Auth. of New York & New Jersey, Series178 5.00%, 12/1/43 (4)	2,550	2,844
Port Auth. of New York & New Jersey, Series 185 5.00%, 9/1/30 (4)	1,130	1,320

ARIZONA 0.4%		
Arizona Health Facilities Auth., Banner Health, Series B, VRDN, 0.01%, 1/1/46	1,500	1,500
		1,500
MISSOURI 0.2%		
Missouri HEFA, Washington Univ., Series D, VRDN 0.01%, 9/1/30	750	750
		750
Total Municipal Securities (Cost $342,787)		364,098
Total Investments in Securities 98.7% of Net Assets (Cost $342,787)		**$ 364,098**

‡ Par is denominated in U.S. dollars unless otherwise noted.
(1) Insured by National Public Finance Guarantee Corp.
(2) Insured by Assured Guaranty U.S. Holdings
(3) Prerefunded date is used in determining portfolio maturity.
(4) Interest subject to alternative minimum tax
(5) Insured by Berkshire Hathaway Assurance Corp.
(6) Insured by Assured Guaranty Municipal Corp.
(7) Insured by Financial Guaranty Insurance Company
(8) Insured by AMBAC Assurance Corp.
(9) Escrowed to maturity
COP Certificate of Participation
EFA Educational Facility Authority
GO General Obligation
HEFA Health & Educational Facility Authority
HFC Housing Finance Corp.
HFFA Health Facility Financing Authority
IDRB Industrial Development Revenue Bond
PCR Pollution Control Revenue
PFA Public Finance Authority/Agency
VRDN Variable Rate Demand Note under which the holder has the right to sell the security to the issuer or the issuer's agent at a predetermined price (generally par) on specified dates (generally daily or weekly) upon required notification; such specified dates are considered the effective maturity for purposes of the fund's weighted average maturity; rate shown is effective rate at period-end and maturity date shown is final maturity.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price State Tax-Free Income Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act). The New Jersey Tax-Free Bond Fund (the fund) is a nondiversified, open-end management investment company established by the trust. The fund commenced operations on April 30, 1991. The fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal and New Jersey state income taxes by investing primarily in investment-grade New Jersey municipal bonds.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Income distributions are declared daily and paid monthly. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions, if any, are generally declared and paid by the fund annually.

New Accounting Guidance In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Trustees (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs On February 29, 2016, all of the fund’s financial instruments were classified as Level 2, based on the inputs used to determine their fair value. There were no material transfers between Levels 1 and 2 during the year ended February 29, 2016.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended February 29, 2016, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of February 29, 2016, the fund held no derivative instruments.

Additionally, during the year ended February 29, 2016, the fund recognized $6,000 of realized loss on Futures and a $5,000 change in unrealized gain/loss on Futures related to its investments in interest rate derivatives; such amounts are included on the accompanying Statement of Operations.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended February 29, 2016, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities other than short-term securities aggregated $48,667,000 and $25,065,000, respectively, for the year ended February 29, 2016.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards. Reclassifications between income and gain relate primarily to differences between book/tax amortization policies. For the year ended February 29, 2016, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended February 29, 2016 and February 28, 2015, were characterized for tax purposes as follows:

At February 29, 2016, the tax-basis cost of investments and components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Because the fund is required to use capital loss carryforwards that do not expire before those with expiration dates, all or a portion of its capital loss carryforwards subject to expiration could ultimately go unused. During the year ended February 29, 2016, the fund utilized $342,000 of capital loss carryforwards. The fund’s available capital loss carryforwards as of February 29, 2016, expire as follows: $413,000 in fiscal 2017; $1,744,000 have no expiration.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At February 29, 2016, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the year ended February 29, 2016, expenses incurred pursuant to these service agreements were $70,000 for Price Associates and $77,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. Purchases and sales cross trades aggregated $10,395,000 and $9,060,000, respectively, with net realized gain of $0 for the year ended February 29, 2016.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of T. Rowe Price State Tax-Free Income Trust and
Shareholders of New Jersey Tax-Free Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the New Jersey Tax-Free Bond Fund (one of the portfolios comprising T. Rowe Price State Tax-Free Income Trust, hereafter referred to as the “Fund”) at February 29, 2016, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
April 20, 2016

Tax Information (Unaudited) for the Tax Year Ended 2/29/16

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

●	$15,000 from short-term capital gains,

●	$11,488,000 which qualified as exempt-interest dividends.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Trustees and Officers

Your fund is overseen by a Board of Trustees (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” trustees are employees or officers of T. Rowe Price. The business address of each trustee and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund trustees and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Trustees

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, BioMed Realty Trust (2013 to 2016); Director,
2009	Novartis, Inc. (2009 to 2014); Director, IBM (2007 to present)
[184]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
1986	present); Director and Advisory Board Member, Deutsche Bank North
[184]	America (2004 to present); Director, Under Armour (2008 to present);
Director, Vornado Real Estate Investment Trust (2004 to 2012)

Bruce W. Duncan	President, Chief Executive Officer, and Director (2009 to present),
(1951)	and Chairman of the Board (January 2016 to present), First Industrial
2013	Realty Trust, an owner and operator of industrial properties;
[184]	Chairman of the Board (2005 to present) and Director (1999 to present), Starwood Hotels & Resorts, a hotel and leisure company

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies, a
(1952)	collaborative working to improve opportunities for young African
2013	Americans (1997 to present)
[184]

Paul F. McBride	Advisory Board Member, Vizzia Technologies (2015 to present)
(1956)
2013
[184]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2013	a nonprofit education and social policy research organization (2011
[184]	to present); Member of National Academy of Education (2010 to present); Research Associate of Labor Program (2011 to present)
and Board Member (2015 to present), National Bureau of Economic
Research (2011 to present); Chair of Committee on the Status of
Minority Groups in the Economic Profession (2012 to present) and
Vice President (2015 to present), American Economic Association

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder, Partner, and
1992	Cochairman of the Investment Committee, Blackstone Real Estate
[184]	Advisors, L.P. (1992 to 2015); Director, General Growth Properties,
Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate financial company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director,
Hilton Worldwide (2013 to present); Director, Hudson Pacific
Properties (2014 to 2016)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present)
2009
[184]

*Each independent trustee serves until retirement, resignation, or election of a successor.

Inside Trustees

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[184]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
Director, and President, T. Rowe Price International and T. Rowe
Price Trust Company; Chairman of the Board, all funds

Edward A. Wiese, CFA	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe
(1959)	Price International, and T. Rowe Price Trust Company; Vice President,
2015	State Tax-Free Income Trust
[54]

*Each inside trustee serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With State Tax-Free Income Trust	Principal Occupation(s)

Austin Applegate (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, Senior Municipal Credit
Research Analyst, Barclays (to 2011)

R. Lee Arnold, Jr., CFA, CPA (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

M. Helena Condez (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Charles E. Emrich (1961)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Sarah J. Engle (1979)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, Program Examiner and
Policy Analyst, Office of Management & Budget
(to 2012)

Stephanie A. Gentile, CFA (1956)	Vice President, T. Rowe Price; formerly, Director,
Vice President	Credit Suisse Securities (to 2014)

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Charles B. Hill, CFA (1961)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Dominic Janssens (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Dylan Jones, CFA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Marcy M. Lash (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

James T. Lynch, CFA (1983)	Vice President, T. Rowe Price
Assistant Vice President

Konstantine B. Mallas (1963)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

Hugh D. McGuirk, CFA (1960)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

James M. Murphy, CFA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Linda A. Murphy (1959)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Alexander S. Obaza (1981)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley
(to 2013)

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Chen Shao (1980)	Vice President, T. Rowe Price
Assistant Vice President

Douglas D. Spratley, CFA (1969)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Timothy G. Taylor, CFA (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Jeffrey T. Zoller (1970)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	International, and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,554,000 and $2,042,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price State Tax-Free Income Trust

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date April 20, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date April 20, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date April 20, 2016